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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  July 31, 2001
                                 Date of Report
                        ---------------------------------
                        (Date of Earliest Event Reported)

                              PETROCAL INCORPORATED
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                648 First Street
                             Hermosa Beach, CA 90254
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (310) 200-6761
                         ------------------------------
                         (Registrant's telephone number)


    Delaware                      0-28955               52-2201492
--------------                 ------------          ------------------
(State  or  other               (Commission           (I.R.S.  Employer
jurisdiction  of                File  Number)        Identification  No.)
incorporation)


     ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT

     (a) On July 31, 2001, pursuant to an Agreement and Plan of Reorganization (the "Acquisition Agreement") between Petrocal Incorporated (formerly Guardian Acquisition Corporation) ("Petrocal," or the "Company"), Triton Eurasia Petroleum, Inc. ("Triton") and the owners of the outstanding shares of Triton, Petrocal acquired all of the outstanding shares of common stock of Triton from the shareholders thereof in an exchange for an aggregate of 13,018,764 shares of
common  stock  of  Guardian  (the  "Acquisition").   In  anticipation  of  the
transaction, on August 31, 2000, Petrocal changed its name from Guardian Acquisition Corporation to Petrocal Incorporated. The Acquisition is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

    Triton, a wholly-owned subsidiary of Petrocal, is proposed to be domesticated as a Delaware corporation. Immediately thereafter, pursuant to an Agreement and Plan of Merger (the "Merger Agreement") between Petrocal and Triton, Triton is proposed to be merged with and into Petrocal (the "Merger") So that Triton will terminate its separate existence.

     Petrocal had 5,000,000 shares of common stock issued and outstanding prior to the Acquisition of which it redeemed 4,700,000 as part of the Acquisition and simultaneously issued 13,318,764 additional shares. As of the date of this Current Report, the Company has 13,618,764 shares issued and outstanding.

     Copy of the Acquisition Agreement is filed as exhibit to this Current Report and incorporated in its entirety herein. The foregoing description is modified by such reference.

     (b) The following table contains information regarding the shareholdings of Petrocal's current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock (giving effect to the exercise of any warrants held by each such person or entity which are exercisable within 60 days hereof):

                                       Number of shares of   Percent of Common
                                       Common Stock          Stock Benefically
Name                                   Beneficially Owned    Owned (1)(2)
                                       (1)(2)
-------------------------------------  -------------------   -----------------
Vladimir  Katic                             100                       *
Chief Executive Officer and Director
14611  Cindywood  Drive
Houston,  Texas  77079

Darren  V.  Katic                           100                       *
President  and  Director
648  First  Street
Hermosa  Beach,  CA  90254

Matthew  Hagen                                0                       0
Chief Financial Officer and Director
648  First  Street
Hermosa  Beach,  CA  90254

Daniel  H.  Thompson                    333,433                    2.45%
Chief  Operating  Officer  and
Director
648  First  Street
Hermosa  Beach,  CA  90254

David  Spitz                                   0                      0
Secretary
648  First  Street
Hermosa  Beach,  CA  90254

Brian  Dawson                          2,266,666                  16.64%
Director
648  First  Street
Hermosa  Beach,  CA  90254

Global  Holding  for                   2,900,000                  21.29%
Energy  and  Lend  Lease
Werdenbergerweg  11
FL-9490  Vaduz
Liechtenstein

Manhattan  Capital  Ltd.               2,759,999                  20.27%
Buckingham  Square,  PH
West  Bay  Road
Grand  Cayman,  BWI

Scanner  Investments,  Inc.            1,133,333                  8.32%
Ansbacher  House,  2nd  Floor
Shirley  &  East  Streets  North
Nassau,  Bahamas

Gary  and  Cherl  Spitz                1,000,000                  7.34%
411  Bolla  Place
Alamo,  California  94507

Thunderbird  Mouldings  Co.            1,000,000                  7.34%
8180  Industrial  Parkway
Sacramento,  California  95824

All  executive officers and            3,600,199                 19.09%
directors of the company as
a group (5 persons)

------------
*  Represent  less  than  1%  of  the  outstanding  shares  of  the  Company

(1) Based upon 13,318,764 shares of the Company's common stock issued and outstanding.


ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS

(a) The consideration exchanged pursuant to the Acquisition Agreement was negotiated between Petrocal and Triton. In evaluating the Acquisition, Petrocal used criteria such as Triton's ability to compete in the oil and gas exploration industry, Triton's acquisition strategy, Triton management's experience in the oil and natural gas industry, Triton's anticipated business operations and its projected results of operations.

(b) The Company intends to continue the business development and strategy of Triton and intends to achieve its expansion objectives by (i) acquiring producing oil and gas properties that can increase the Company's cash flow by increasing production and reserves through operational improvements and additional development; (ii) by drilling and developing exploratory wells that have high reserve potential; (iii) by using advanced machinery and technology in its exploration activities; and (iv) by maintaining a high rate of production while maintaining low operating expenses.

BUSINESS
The  Company

     The following discussion of the Company is based upon the acquisition of Triton-Eurasia by Petrocal. Until such acquisition, Petrocal had no operations.

     The Company is an independent oil and natural gas company engaged in the exploration, development, production and acquisition of domestic oil and natural gas properties primarily in southern California. The Company believes that is has isolated several core properties in California with substantial exploration and development potential, which the Company intends to exploit.

     The Company has limited finances and requires additional funding in order to accomplish its exploration, development and acquisition objectives. There is no assurance that the Company will have revenues in the future or that it will be able to secure other funding necessary for its future growth and expansion. There is also no assurance that the Company's oil and gas exploration activities will produce commercially productive reservoirs. The Company's efforts to drill for oil and natural gas may involve unprofitable efforts, not only from dry wells, but from wells that are productive but do not produce sufficient net revenues to return a profit after drilling, operating and other related costs.

Operations

     The Company proposes to exploit and develop several properties in California. While California has a long history of oil and gas production dating back to the late 1800's, and a large and diverse base of both oil and gas reserves, and currently produces over 900,000 barrels of oil per day, it is a net importer of oil and gas. On one hand, it has a vast network of pipelines and other oil and gas related infrastructure, on the other, the majority of its fields were conventionally developed back in the 1950's and 1960's. The result is an environment with both redevelopment opportunities and numerous high quality exploration prospects sitting amidst the largest petroleum consuming market in the world.


     The Company, together with Trio Petroleum, Inc., a California Corporation (collectively, with the Company, the "Farmee"), has executed a farmout agreement, with Patriot Resources, LLC, a Colorado limited liability company, The Rudman Partnership, a Texas partnership, and Nortex Corporation, a Texas corporation (collectively, the "Farmor"), for the drilling and completion of certain wells in the Cascade Oil Field in the Santa Susana Mountains within the city of Los Angeles, California. The Agreement calls for the Farmee to drill two wells in order to earn its working interest in the deep rights of the Cascade Field. Under the farmout agreement, upon successful drilling in paying quantities and completion of the first two wells, the Farmee becomes eligible to earn a fractional working interest in all production of each wells' seven-acre spacing unit and the remainder of the deep interest in the Cascade Field.

     Drilling in the first well started in March 2001. The Company has an undivided before payout working interest of 16.8 percent, and an after payout working interest of 11.7 percent in all production of the first well. So far, the Company has received about $90,000 before payout against an investment of $270,000 it made in the first well. The Company has, effective August 13, 2001 commenced drilling of the second well and expects to complete same by middle of September, 2001. In the second well, the Company has an undivided before payout working interest of 16.8% and after payout working interest of 11.7%. The
Company expects to obtain the remainder of the deep interest in the Cascade Field upon completion of the second well.

     The Company intends to seek relationships with other oil exploration and development companies that will allow the Company to exploit idle and/or undeveloped reserves that are in proximity to existing production sites. The Company believes that such efforts would make the exploration and development of these properties less risky and more cost-effective than other drilling opportunities. The Company intends to maintain a working interest position in each of its core properties, thereby maintaining control of various aspects of drilling, completion and production which, in turn, will allow the Company to control the expenses, timing of development and exploration of its properties.

     The Company currently operates at a loss. The Company's management expects losses to continue for the foreseeable future. The Company requires additional funding to achieve its growth objectives. If the Company does not receive additional funding, it will not be able to successfully conduct its operations. The cost of drilling, completing and operating wells is often uncertain. The Company cannot be sure that the wells that the Company intends to drill will be productive or that it will recover all or any portion of the Company's investment. Drilling for oil and natural gas may involve unprofitable efforts, not only from dry wells, but from wells that are productive but do not produce sufficient net revenues to return a profit after drilling, operating and other costs.

Business  and  Acquisition  Strategy

     The Company believes that by acquiring underdeveloped properties in proximity to existing production sites development of the underdeveloped reserves is less risky and more cost effective than other drilling opportunities. If and when cash flow permits, the Company intends to acquire already producing crude oil and natural gas properties for which it can make operational improvements and development and thereby increase cash flow, production and reserves.

     The Company is in discussion with several oil and gas companies to acquire working interests in oil and natural gas properties. There is no assurance that the Company will enter into any final agreements for these properties. Even if final agreements are reached, there is no assurance that the development of any of these properties will generate any meaningful revenue.

Regulation  and  Environmental  Matters

     Oil and natural gas exploration, production and related operations are subject to extensive rules and regulations of federal, state and local agencies. Failure to comply with these rules and regulations can result in substantial penalties. The Company's cost of doing business may be affected by the regulatory burden on the oil and gas industry. Although the Company intends to substantially comply with all applicable laws and regulations, because these rules and regulations frequently are amended or interpreted, the Company cannot predict the future cost or impact of complying with these laws.


     Environmental enforcement efforts with respect to natural gas and oil operations recently have increased and the Company anticipates that regulation will expand and have a greater impact on future natural gas and oil operations. Although management intends to comply with all legislation and/or actions of local, state and federal governments, non-compliance with applicable regulatory requirements could harm the Company's results of operations. The Company cannot be sure that its business operations will not violate environmental laws in the future.


     The Company expects its operations and properties to be subject to extensive and changing federal, state and local laws and regulations relating to environmental protection, including the generation, storage, handling, emission, transportation and discharge of materials into the environment, and relating to safety and health. These laws and regulations may do any of the following: (i) require the acquisition of a permit or other authorization before construction or drilling commences, (ii) restrict the types, quantities and concentration of various substances that can be released into the environment in connection with drilling and production activities, (iii) limit or prohibit construction, drilling and other activities on certain lands lying within wilderness, wetlands and other protected areas, (iv) require remedial measures to mitigate pollution from former operations such as plugging abandoned wells and (v) impose substantial liabilities for pollution resulting from a Company's operations.


Employees

     The Company's success depends wholly upon the continued involvement of its current President and other key management personnel. The loss of such personnel could have a material adverse effect on the Company's business and its results of operations.


Property

     The Company's address is 648 First Street, Hermosa beach, California 90254. The Company's telephone number is (310) 200-6761. The Company maintains an Internet Web site located at http://www.petrocalincorporated.com.

Description  of  Securities

 The Company is authorized to issue 100,000,000 shares of common stock, $.0001 par value per share, and 20,000,000 shares of preferred stock, par value $.0001 per share. As of date, the Company has 13,618,764 shares issued and outstanding.

Common  Stock

     Holders of shares of common stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of common stock do not have cumulative voting rights. Holders of common stock are entitled to share ratably in dividends, if any, as may be declared from time to time by the Board of Directors in its discretion from funds legally available therefor. In the event of a liquidation, dissolution or winding up of the Company, the holders of common stock are entitled to share pro rata all assets remaining after payment in full of all liabilities. All of the outstanding shares of common stock are fully paid and non-assessable. Holders of common stock have no preemptive rights to purchase the Company's common stock. There are no conversion or redemption rights or sinking fund provisions with respect to the common stock.


Preferred  Stock

     The Board of Directors is authorized to provide for the issuance of shares of preferred stock in series and, by filing a certificate pursuant to the applicable law of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof without any further vote or action by the shareholders. Any shares of preferred stock so issued would have priority over the common stock with respect to dividend or liquidation rights. Any future issuance of preferred stock may have the effect of delaying, deferring or preventing a change in control of the Company without further action by the shareholders and may adversely affect the voting and other rights of the holders of common stock. At present, the Company has no plans to issue any preferred stock nor adopt any series, preferences or other classification of preferred stock.

Warrants

    The Company has granted a three-year transferable warrant to purchase up to 300,000 registered shares of the Company's common stock to TPG Capital Corporation, a shareholder of the Company.

     The Company has granted a five-year warrant to purchase 300,000 registered shares of the Company's common stock to the law firm of Lazare, Potter, Giacovas & Kranjac LLP, as payment for legal services rendered to it.
Market  for  the  Company's  Securities

Market for the Company's Securities

     There is currently no established trading market for the Company's securities and the Company does not have a market maker for its securities. The Company intends to file a registration statement on Form SB-2, or such other form as may be required, to register certain of the securities held by its shareholders and such other securities as it may deem advisable.

     A market maker sponsoring a Company's securities is required for listing securities on any public trading market, including the NASD OTC Bulletin Board. If the Company is able to obtain a market maker for its securities, the Company intends to apply for admission to quotation of its securities on the NASD OTC Bulletin Board and intends to apply for listing on the Nasdaq SmallCap Market ("Nasdaq") when, and if, it qualifies therefor. There can be no assurance that the Company will qualify for quotation of its securities on the NASD OTC Bulletin Board or Nasdaq.

Transfer  Agent

     The  Company's  transfer  agent  is  Stock  Trans,  Inc.

Management

      The following table sets forth certain information regarding the members of the Company's board of directors and its executive officers:

Name                  Age      Position

Vladimir  Katic       55       Chief  Executive  Officer  and  Director
Darren  Katic         28       President  and  Director
Daniel  H.  Thompson  49       Chief  Operating  Officer  and  Director
Matthew  Hagen        27       Chief  Financial  Officer  and  Director
David  Spitz          25       Secretary
Brian  Dawson         27       Director

     All of the Company's directors hold office until the next annual meeting of its shareholders or until their successors are duly elected and qualified. Officers serve at the pleasure of the Board of Directors. Set forth below is a summary description of the business experience of each director and officer of the Company.

     Vladimir Katic serves as the Chairman of the Board of Directors of the Company and its Chief Executive Officer. Since 1998, Mr. Katic has served as the President and Chief Executive Officer of Shamrock Resources, Inc., a publicly traded oil and gas exploration and development company. In 1993, Mr. Katic founded Nations Energy Group Limited (formerly Triton/Vuko Energy Group) and in 1996 won the international tender for one of the Republic of Kazakhstan's largest oil and gas assets which contains over 500 million barrels of recoverable reserves, and is currently producing over 13,000 barrels of oil per day. From 1984 through 1993 Mr. Katic worked on domestic and offshore oil and gas development projects for companies including Hispan Oil and National Iranian Oil Company. In 1977 Mr. Katic served as an engineer in drilling and production for the Arabian American Oil Company. Mr. Katic's team drilled and completed over 100 wells in Saudi Arabia and was responsible for two million barrels of oil per day production, with an annual budget in excess of $100 million. Mr. Katic graduated from the University of Zagreb in 1966 with a degree in petroleum-chemical engineering.

     Darren Katic, a co-founder of the Triton-Eurasia, serves as the Company's President and a director. Since October 1998, Mr. Darren Katic served as the General Manager of California operations for Shamrock Resources, Inc., a publicly traded oil and gas exploration and production company. From January 1997 to October 1998, Mr. Katic served as a Project Finance Manager for Nation Energy Group Limited, an oil exploration company, and was directly responsible for the company's debt restructuring program and the due diligence management for potential investors and partners. Mr. Katic currently serves as a member of the Board of Directors of both, Albatross Oil & Gas Company and Nation Energy Group Limited. Mr. Darren Katic graduated from the University of Southern
California  in  1996  with  a  Bachelor  of  Science  in  Accounting.

     Daniel H. Thompson serves as Chief Operating Officer and a director of the Company. Mr. Thompson graduated from the University of Calgary in 1973 with a Bachelor of Science in Mechanical Engineering. Mr. Thompson began working at Amerada Minerals Corporation in 1972 as an associate engineer where he provided technical assistance to field personnel, as well as prepare optimization plans for workover and production from sour gas and water flood fields. Mr. Thompson joined Anadarko Petroleum in 1975 as a Senior Drilling and Production Engineer in charge of optimization and production. While with Anadarko Mr. Thompson designed and installed production equipment, planned and supervised well completions, workovers and drilling in Alberta, Denver, Wyoming and North Dakota. In 1979 Mr. Thompson was hired by Brent Petroleum Industries as Vice President of Operations where he managed an independent service company with sales over $10 million per year and a staff of 125 employees. In August of 1982 Mr. Thompson founded Kinetic Engineering Limited. Kinetic currently manages or supervises in excess of 100 well projects per year, from deep sour oil and gas wells, horizontal and directional wells to shallows gas and oil projects. Mr. Thompson is a member of the Association of Professional Engineers, Geologists and Geophysicists of Alberta and a volunteer teacher for the Petroleum Industry Training Service.

     Matthew Hagen serves as Chief Financial Officer and a director of the Company. Mr. Hagen completed his undergraduate work at the University of Southern California where he received both a Bachelor of Science, Honors
Program, in International Business and Finance (Cum Laude) and a Bachelor of Arts, Political Science (Cum Laude). Mr. Hagen is currently completing his Masters in Business Administration at the Harvard School of Business. While completing his undergraduate work at USC, Mr. Hagen had the unique opportunity to work in the Office of Ronald Reagan where he served as the former President's Chief of Staff Intern. In August of 1997, Mr. Hagen joined Arthur Andersen LLP as an analyst in the Mergers and Acquisitions Advisory Services Division. His duties at Arthur Andersen included the due diligence effort for buy side transactions, development of acquisition strategies, and technical assistance on various accounting issues and financial forecasting. In August of 1998, Mr. Hagen joined Thunderbird Moulding Company as a Vice President. His role is to devise strategies and solutions in finance, manufacturing, and distribution for the largest manufacturer of wood mouldings in the United States. Mr. Hagen also holds a Directorship at his family's winery, Mount Eden Vineyards. In 1999, Mr. Hagen co-founded Triton and serves as the company's Vice President of Finance.

     David Spitz graduated from the University of Southern California with a Bachelor of Arts in Communications and a minor in Business Administration. While at USC, Mr. Spitz achieved Pac-10 honors for four years while serving as team captain for Varsity Track and Field Team. Mr. Spitz has a diverse business background, having founded and continuing to run DCS Properties, a venture that caters to the housing needs of USC student athletes. Mr. Spitz has also worked for a 3Com Corporation in the Channel Marketing Department where he focused on Internet marketing and web site development. Mr. Spitz holds a Series 7 registration with the National Association of Securities Dealers. He presently works as Business Development Manager for a small jewelry company in Oakland, California.

     Brian Dawson, a co-founder of Triton-Eurasia, serves as a director of the Company. Mr. Dawson worked for Amgen Corporation, a pharmaceutical company, handling inventory management and product distribution. Mr. Dawson worked for RWD Construction, Inc., a real estate development company, managing residential housing tract completion. Since 1993, Mr. Dawson has managed his family's estate equity portfolio which includes investments in oil and gas, biotech and technology. Mr. Dawson studied political science at the University of Southern California.


Executive  Compensation

     No officers of the Company earned more than $100,000 a year during any of the last three fiscal years. There is no key man life insurance on any director or officer.

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

             Not  applicable.


ITEM  4.    CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

            Not  applicable.


ITEM  5.     OTHER  EVENTS

             Not  applicable.


ITEM  6.     RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

             Not  applicable.


ITEM  7.     FINANCIAL  STATEMENTS

             No  financial  statements  are  filed  herewith.


ITEM  8.     CHANGE  IN  FISCAL  YEAR

             Not  applicable.

EXHIBITS

10.1 Form of Agreement and Plan of Reorganization between Guardian Acquisition Corporation, Triton Eurasia Petroleum, Inc. and the shareholders of the Outstanding shares of Triton Eurasia Petroleum, Inc.

10.2 Form of Amendment No. 1 to Agreement and Plan of Organization between Guardian Acquisition Corporation, Triton Eurasia Petroleum, Inc. and the shareholders of the outstanding shares of Triton Eurasia Petroleum, Inc.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  August  20,  2001

                                        PETROCAL  INCORPORATED


                                   By:  /s/  Darren  V.  Katic
                                        -----------------------
                                        Darren  V.  Katic,  President